Exhibit 4.2

[FRONT OF CERTIFICATE]

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER	NEW NRG, INC. AUTHORIZED COMMON STOCK 500,000,000 SHARES PAR VALUE $.0001	SHARES

THIS CERTIFIES THAT __________________________________

IS THE RECORD HOLDER OF ____________________________

Shares of NEW NRG, INC. Warrants

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of the duly authorized officers.

Dated:

[SEAL]
SECRETARY		DIRECTOR

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT	COUNTERSIGNED & REGISTERED NEVADA AGENCY AND TRUST COMPANY 50 WEST LIBERTY STREET * SUITE 880 * RENO, NEVADA 89501	BY: ______________________ Authorized Signature

{A0040868.DOC}

[BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations.

TEN COM	-- as tenants in common	UNIF GIFT MIN ACT	-- ________ Custodian __________
TEN ENT	-- as tenants by the entireties		(Cust) (Minor)
JT TEN	-- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act __________________ (State)
Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto
Please insert social security or other Identifying number of assignee ______________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OR ASSIGNEE

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________
______________________________________________________________
NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY.  THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY.

{A0040868.DOC}